UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

APRIL 28, 2021

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa Oklahoma 74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

On August 6, 2020, Empire Petroleum Corporation (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Petroleum Independent & Exploration LLC, a Nevada limited liability company (“PIE”), pursuant to which PIE purchased 3,500,000 shares of the Company’s common Stock and warrants to purchase shares of the Company’s common stock. Pursuant to the Securities Purchase Agreement, the Company agreed to, among other things, to (a) take commercially reasonable efforts to cause the appointment of one individual designated by PIE to serve on the Board of Directors of the Company after the exercise of the first warrant in full, and (b) take commercially reasonable efforts to cause the appointment of a second individual designated by PIE to serve on the Board of Directors of the Company after the exercise of the third warrant in full. Such warrants have been exercised in full. For further information concerning the Securities Purchase Agreement, see the Company’s Current Report on Form 8-K dated August 6, 2020, filed on August 11, 2020.

In accordance with the Securities Purchase Agreement, effective as of April 28, 2021, the Board of Directors of the Company increased the number of members serving on the Board of Directors from three to four, and appointed Mason Matchske to serve on the Board of Directors to fill the newly created vacancy until the next annual election of the Board of Directors and until his successor is duly elected and qualifies, unless he earlier dies, resigns, or is removed..

Mr. Matschke has 35 years of experience focused on portfolio management and research across multiple sectors. Mason served as a Senior Vice President of Investments at Raymond James from 2007 through 2020. Mason has a deep background as a derivatives strategist and in commodity and equity trading, and during the past several years has conducted thematic research focused on renewables, battery storage, wind, solar as well as traditional oil and gas companies. Prior to Raymond James, Mr. Matschke served as a Senior Vice President with Jefferies and with UBS.

As a non-employee director of the Company, Mr. Matchske will receive the same compensation provided to all non-employee members of the Company’s Board of Directors. Beginning in calendar year 2021, each non-employee director will be paid $48,000 per annum for service on the Board of Directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: April 29, 2021	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President